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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  June 23, 1998
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                              VIDEO UPDATE, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

           0-24346                                         41-1461110
           -------                                         ----------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


  3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota  55101
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         (Address of Principal Executive Offices)                   (Zip Code)

                                (612) 222-0006
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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                               TABLE OF CONTENTS

                                   FORM 8-K

                                 June 23, 1998


Item                                                               Page
----                                                               ----

ITEM 8.      CHANGE IN FISCAL YEAR                                   1

SIGNATURE                                                            2

EXHIBITS                                                           E-1
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Item 8.      CHANGE IN FISCAL YEAR

NEW FISCAL YEAR

     At the June 23, 1998 Board Meeting, the Board approved a change in the Company's Fiscal Year from April 30 to January 31. The Company intends to file a Form 10-K for the transition period from April 30, 1998 through January 31, 1999.

BYLAWS

     The Board of Directors of Video Update, Inc. amended the Bylaws of the Company in the form attached hereto as Exhibit 3.

                                      -1-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Video Update, Inc.



Dated:  July 7, 1998                By:/s/ Daniel A. Potter
                                       --------------------
                                       Daniel A. Potter
                                       Chairman and Chief Executive Officer


                                      -2-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
   No.       Title
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   3         Amended Bylaws of Video Update, Inc.